Hotchkis & Wiley Funds Value Opportunities Fund	Class I – HWAIX Class A – HWAAX Class C – HWACX Class Z – HWAZX	Summary Prospectus August 28, 2020
Before you invest, you may want to review the Hotchkis & Wiley Value Opportunities Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders, online at http://www.hwcm.com/mutual-funds/resources/literature. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares. The Fund’s Prospectus and Statement of Additional Information, both dated August 28, 2020, along with the financial statements included in the Fund’s most recent annual report to shareholders dated June 30, 2020, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637).
You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective. The Fund seeks capital appreciation.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 56 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 57 of the Fund’s Statement of Additional Information. Please note the tables and examples below do not reflect transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediaries when buying or selling Class Z shares.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A		Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	(a)	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A		Class C	Class Z
Management Fees	0.75%	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%		1.00%	None
Other Expenses	0.22%	0.20%		0.16%	0.10%
Total Annual Fund Operating Expenses	0.97%	1.20%		1.91%	0.85%
(a)You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class A	$641	$886	$1,150	$1,903
Class C	$294	$600	$1,032	$2,048
Class Z	$87	$271	$471	$1,049
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class A	$641	$886	$1,150	$1,903
Class C	$194	$600	$1,032	$2,048
Class Z	$87	$271	$471	$1,049
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategy. The Fund normally invests in equity securities, such as common stock, preferred stock and convertible securities, of any size market capitalization, and investment grade and high yield (“junk bonds”) fixed income securities. Hotchkis & Wiley Capital Management, LLC (the “Advisor”) selects companies that it believes have strong capital appreciation potential. The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines. The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. For example, the novel coronavirus (COVID-19), which was first reported in China in December 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Industrial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and
2 Hotchkis & Wiley Value Opportunities Fund | Summary Prospectus | August 28, 2020

investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain asset class or sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the

Hotchkis & Wiley Value Opportunities Fund | Summary Prospectus | August 28, 2020 3

derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulﬁll its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Please see “Fund Facts” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (a class with the longest period of annual returns). However, the Fund’s Class A and Class C shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class Z shares are December 31, 2002, December 31, 2002, August 28, 2003 and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2020 was -21.98%. During the period shown in the bar chart, the highest return for a quarter was 21.90% (quarter ended December 31, 2010) and the lowest return for a quarter was -23.34% (quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Value Opportunities Fund
Return Before Taxes – Class I	25.57%	8.00%	13.72%
Return After Taxes on Distributions – Class I	24.75	6.01	11.96
Return After Taxes on Distributions and Sale of Fund Shares – Class I	15.49	5.67	10.92
Return Before Taxes – Class A	18.67	6.57	12.83
Return Before Taxes – Class C	23.34	6.94	12.59
Return Before Taxes – Class Z	25.60	8.01	13.72
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	26.26	8.20	11.71
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02	11.24	13.42
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

4 Hotchkis & Wiley Value Opportunities Fund | Summary Prospectus | August 28, 2020

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	2002
David Green, CFA	Portfolio Manager	2002
Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hotchkis & Wiley Value Opportunities Fund | Summary Prospectus | August 28, 2020 5